UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001596958
WFRBS Commercial Mortgage Trust 2014-LC14
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000729153
NatWest Markets Plc (formerly known as The Royal Bank of Scotland plc)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541615
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

New York	333-172366-12	38-3925004 38-3925005 38-3925006 38-7111568
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the January 18, 2024 Distribution Date.  The Certificate Administrator was subsequently notified on March 11, 2024 that an interest adjustment made with respect to the PennCap Portfolio Mortgage Loan (Loan Number 2 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on February 18, 2014 pursuant to Rule 424(b)(5)) was reported as a cash short instead of as an adjustment to the weighted average coupon of the PennCap Portfolio Mortgage Loan.

As a result, the amounts of interest distributed to certain classes of certificates shown on the registrant’s Monthly Distribution Report filed as Exhibit 99.1 to the Asset Backed Issuer Distribution Reports on Form 10-D for the January 18, 2024 Distribution Date have been corrected to reflect the distribution and reporting adjustments resulting from the correction described above.  These adjustments resulted in additional interest distributions to the Class X-A Certificateholders in the amount of $125,054.10, to the Class X-B Certificateholders in the amount of $213,871.29, and to the Class X-C Certificateholders in the amount of $87,316.29, and the reduction of interest distributed to the Class G Certificateholders in the amount of $426,241.82.  These distributions are expect to be made on or before March 29, 2024.  A revised Monthly Distribution Report will be included with the registrant’s Form 10-D/A for the January 18, 2024 Distribution Date.

The registrant’s Monthly Distribution Report filed as Exhibit 99.1 to the Asset Backed Issuer Distribution Reports on Form 10-D for the February 16, 2024 Distribution Date has been corrected to reflect the distribution and reporting adjustments described above. A revised Monthly Distribution Report will be included with the registrant’s Form 10-D/A for the February 16, 2024 Distribution Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  March 15, 2024